Exhibit 99.1

St. Louis Financial Community Meetings

March 29, 2012

Forward Looking Statements and Other Disclosures

Safe Harbor Statement: Some of the Statements in this document concerning future company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements, and you should refer to the additional information contained in Chesapeake Utilities Corporation’s 2011 Annual Report on Form 10-K, as amended, filed with the SEC and our other SEC filings concerning factors that could cause those results to be different than contemplated in today’s discussion.

REG G Disclosure: Today’s discussion includes certain non-GAAP financial measures as defined under SEC Regulation G. Although non-GAAP measures are not intended to replace the GAAP measures for evaluation of Chesapeake’s performance, Chesapeake believes that the portions of the presentation, which include certain non-GAAP financial measures, provide a helpful comparison for an investor’s evaluation purposes.

Gross Margin: Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities. Other companies may calculate gross margin in a different manner.

Business Overview

Investment by Segment

Other, 2.3% as of 12/31/11

Unregulated Energy, 10.6%

Regulated Energy, 87.1%

2011 Margin by Segment Other, 3.1%

Unregulated Energy, 21.7%

Regulated Energy, 75.2%

2011 Operating Income by Segment

Unregulated Other, 0.3% Energy,

17.4%

Regulated Energy,

82.3%

The largest portion of our operations are regulated. We have continued to expand these operations, and earnings, because of the opportunities we are identifying in our service territories. The success of our unregulated businesses has enhanced our earnings and returns.

Energy Diversity

Investment by Energy Served

as of 12/31/11 Other, 2.3% Propane, 10.6% Electric, 7.4%

Natural Gas, 79.7%

2011 Margin by Energy Served

Propane, Other, 3.5%

19.3%

Electric, Natural Gas,

10.3% 66.9%

Propane, 2011 Operating Income by Energy Served

12.6% Other, 0.9% Electric, 4.4%

Natural Gas,

82.1%

Our natural gas operations represent the largest portion of our business. Our propane and electric businesses expand our energy footprint and provide potential future natural gas expansion and other growth opportunities.

Long-term Sustained Performance

We have been achieving continued earnings growth over the last ten years as we have been making new investments, for future growth.

Compound Average Annual EPS Growth*:

1 Year : 5.1%

5 Years: 10.8%

10 Years: 7.8% Average ROE*:

1 Year : 11.6%

5 Years: 11.4%

10 Years: 12.0%

*For the periods ended December 31, 2011

$3.50 16.0%

$3.00 14.0%

12.0%

$2.50

10.0%

EPS $2.00

8.0% ROE

Diluted $1.50

6.0%

$1.00

4.0%

$0.50 2.0%

$- 0.0%

2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Diluted EPS ROE

2011 Delmarva Natural Gas Distribution Overview

Serve nearly 54,000 customers in Delaware and Maryland The Delaware Division serves southern New Castle County and is the only natural gas distribution system serving Kent and Sussex Counties in Delaware The Maryland Division operates the only natural gas distribution system, with the exception of one municipal system, on Maryland’s Eastern Shore Continued growth fueled by commercial and industrial customer conversions and supplemented by residential customer growth Added 20 large commercial and industrial customers since July 2010 with estimated annual gross margin of $2.1 million

Operating Income

(in thousands) Growth – 70%

$9,606 $9,356 $9,962 $10,649

$8,027

$6,246

2006 2007 2008 2009 2010 2011

Capital Expenditures

(in thousands) Growth – 70%

$16,998

$11,891

$9,468 $8,720 $9,241 $10,065

2007 2008 2009 2010 2011 2012 Budget

2011 Delmarva Natural Gas Distribution Customer Growth



60,000
50,000
40,000
30,000
20,000
10,000
0
Average Customer Count
48,487
5,002
43,485
50,663
5,093
45,570
51,889
5,172
46,717
52,863
5,225
47,638
53,948
5,268
48,680
2007
2008
2009
2010
2011
Residential
Commercial and Industrial

- **Margin growth is being driven by commercial and industrial growth**
- Delmarva Natural Gas Distribution has generated an average annual customer growth rate of 3.5% or about 1,700 customers per year since 2006
- Residential customer growth for 2011 was 2%
- Annualized margin from large commercial and industrial customers added in 2011 equates to approximately 3,700 residential customers
  - Average annual Equivalent Residential Customer[1] growth is approximately 9.9% in 2011
- Signed agreements to provide natural gas service to an existing industrial customer at two of its facilities in southern Delaware commencing in the first half of 2012
  - Additional annualized gross margin equal to approximately 415 residential customers
- The expansion of our systems positions us to further extend our natural gas distribution and transmission infrastructure to serve other new customers

[1] An "Equivalent Residential Customer" is defined as the number of residential customers that would have to be served to generate the same margin value as the commercial and industrial customers added.

CHESAPEAKE UTILITIES CORPORATION
7

2011 Natural Gas Transmission Growth

Eastern Shore Natural Gas

• Owns and operates 402 miles of natural gas pipeline

• Expansions over the last 10 years extended natural gas service to Eastern Sussex County, Delaware

• New expansion projects and transportation services generated $3.0 million in additional gross margin in 2011

Peninsula Pipeline Company

• Owns and operates a eight-mile pipeline located in Suwanee County, Florida

Year-End Pipeline Capacity

(dekatherms in thousands) Growth – 40%

221.8

205.0 206.4

166.8 172.9

158.5

2006 2007 2008 2009 2010 2011

Operating Income

(in thousands) Growth – 40%

$14,211

$11,743 $12,449 $12,483

$10,367

$8,721

2006 2007 2008 2009 2010 2011

Capital Expenditures

(in thousands)

$40,316

$19,661

$13,114

$7,906 $10,461 $8,888

2007 2008 2009 2010 2011 2012 Budget

Future Delmarva Regulated Energy Opportunities

“Reaching the Beach”; natural gas system now serving Lewes, Delaware

• Extension complete in December 2011

• Anchored by two large customers, whose fuel requirements are equivalent to 1,000 residential customers

• Provides the foundation for future growth in this area

New system expansions to serve southern Eastern Sussex County and then Worcester County, Maryland

• Service to two new facilities in southern Delaware of an existing distribution customer during the second quarter of 2012

• Annual gross margin equivalent of 415 residential customers

• Natural gas distribution service is expected to initiate in the third quarter of 2012 to Worchester County

• Provides the foundation for future growth in these areas Additional commercial and industrial customer conversion opportunities System expansion to serve Cecil County to be completed in the third quarter of 2012 Finalizing the Delaware alternative rate design application for filing with the Delaware Public Service Commission most likely in the second quarter of 2012 Firm natural gas transportation service to NRG Energy Center Dover LLC (“NRG”) on or before December 31, 2013

2011 Florida Regulated Energy Distribution Overview

Natural Gas Distribution

• Serves nearly 68,000 customers in 20 counties in Florida

• Includes Chesapeake’s Florida division, FPU’s natural gas operation acquired in October 2009 and FPU’s Indiantown division acquired in August 2010

Electric Distribution

• Serves nearly 31,000 customers in 4 counties in northeast and northwest Florida

• Acquired in October 2009

Average Customer Count

100,000

13,636 13,690 13,849

80,000

60,000

40,000 83,374 84,643 85,123

20,000 1,067 1,098 1,147

12,663 13,267 13,373

0

2006 2007 2008 2009 2010 2011

Residential Commercial and Industrial

Operating Income

(in thousands)

$21,063 $19,344

$3,626 $3,415 $3,384 $5,094

2006 2007 2008 2009 2010 2011

Capital Expenditures

(in thousands)

$18,566

$12,953 $13,926

$5,458 $5,343

$3,289

2007 2008 2009 2010 2011 2012 Budget

2011 Florida Regulated Energy Growth and Future Opportunities

2011 Results

• $771,000 in additional gross margin as a result of 2% growth in commercial and industrial customers

• $377,000 of additional gross margin from Indiantown acquisition

Future Growth Opportunities

• New commercial and industrial customers

• Natural gas expansion to serve new areas of the state

• Expansion of the natural gas transmission and distribution systems to Nassau County, Florida, is underway

• Small industrial based electric generation opportunities

• Proposed bare steel pipeline replacement program – including return on investment

FLORIDA NATURAL GAS & ELECTRIC PRESENCE

ELETRIC

NATURAL GAS

NATURAL GAS AND ELECTRIC

Unregulated Energy Overview

Executing in all three areas

Organic Growth

Acquisitions

Efficiencies and Performance Improvements

Successful propane start-ups in Maryland and Pennsylvania

Growth in our CGS systems – added 331 customers in 2011 New wholesale terminal in Florida Record results for the wholesale division Successful marketing programs

Purchased the operating assets of Crescent Propane in December of 2011 – included approximately 800 customers in north central Florida Purchased the operating assets of Barefoot Bay in February of 2012 – included 380 customers in the Vero Beach, Florida, area

New propane manager hired in Florida

Migrating to one billing system for all propane operations Routing efficiencies

Propane Distribution and Marketing

Strong performance from all three business units

Operating Income

(in thousands) Growth – 167%

$6,767

$5,563 $5,584

$4,498

$2,534 $1,840

2006 2007 2008 2009 2010 2011

Propane Distribution Gallons Sold

(in thousands)

39,807 37,387

29,785 27,956 32,546

24,243

2006 2007 2008 2009 2010 2011

Propane Distribution Customers

48,680 48,100 48,824

33,282 34,143 34,981

2006 2007 2008 2009 2010 2011

Natural Gas Marketing

Building on its foundation

Key 2011 Accomplishments

Achieved 24 percent customer growth

• 2011 customers: 3,096

• 2010 customers: 2,497

Growth in Florida:

• Organic Growth

• Currently supply three of the largest customers on FPU’s system, 3.0 million therms annually

Growth on Delmarva:

• Organic Growth

• Initiated service in the state of Maryland

Successfully growing the business and managing the bad debt risk:

• 2009: $362,000—0.630% of revenue

• 2010: $118,000—0.212% of revenue

• 2011: $51,000—0.096% of revenue

Sales Volumes (in Dekatherms)

1,236,079 , 10%

11,324,032 , 90%

Future Unregulated Energy Opportunities

Expanding Our Footprint

Continued growth via start-ups Growth in propane wholesale business Expansion of CGS into other markets

Continuing to design a variety of programs based on our customers’ needs and preferences Natural gas supply and asset management opportunities in new areas Potential compressed natural gas projects Evaluating potential projects involving compression and transportation of biogas from landfills to pipelines or gas distribution systems

Sharp Energy CGS

8,000

6,000 6,800 6,700

5,800

usands 4,000

Tho 4,200

2,000

0

2006 2011

Active Completed, Under Contract or Under Construction—Future Service Opportunity

Expansion into Poconos

Expansion into Cecil County

Propane Service Territory

District Officers

Advanced Information Services

Core is Strong; TM Launch Successfully Underway

2011 Accomplishments

Core

• Managed services continues to grow

• BI Practice also continues to grow

• Opportunities for Application Evolution™ continue to surface

• Evolution™ was spun out from profitzoom™

TM

• Three implementations complete

• Two other executed contracts with implementations in the first half of 2012

• Other proposals under consideration by potential customers

Total investment in BravePoint as of 12/31/11: $3.1 million

$ $ $ $ $ $ $

- $ 20,000 40,000 60,000 80,000 100,000 120,000 140,000 Sep-08 Nov-08 Jan-09 Mar-09 May-09

Jul-09 Monthly

Sep-09 Nov-09 Jan-10

Mar-10 Managed

May-10 Jul-10

Sep-10 Services

Nov-10 Jan-11 Mar-11 Growth May-11 Jul-11 Sep-11 Nov-11

Operating Income

$2,000,000(in thousands) $1,850,678

$1,500,000

$1,000,000 $835,981 $754,584 $759,368

$500,000

$0 $(229,321) $(269,934)

-$500,000

2007 2008 2009 2010 2011 Cumulative

Our Performance Relative to Our Peers

Peer ROE vs. Capital Expenditures Performance Quadrant

2009-2011 (1/1/09 – 12/31/11)

18%

High Returns/Low Investment High Returns/High Investment

16%

14%

CPK

ROE 12%

Average 10%

hted 8%

Weig 6%

4%

2%

Low Returns/Low Investment Low Returns/High Investment

0%

0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 22% 24% 26% 28%

Capital Expenditures/Total Capitalization

Data Source: Bloomberg

From 2008-2011, we invested more than $118 million to grow our businesses

The returns earned in our unregulated businesses coupled with our returns achieved in our regulated businesses has enabled us to achieve consolidated returns greater than regulatory commissions allow

We will continue to focus on maximizing returns in our existing businesses while investing capital in new opportunities

Budgeted $88.5 million for capital expenditures for 2012

Expansion projects are driving the increase in 2012 capital expenditures in excess of 2011’s level

2011 Financial Results

Growth is Driving Our Performance

Long-term Sustainable Growth

For the twelve months ended December 31,

(in thousands except per share amounts)

2011 2010 Change

Operating Income

Regulated Energy $ 44,204 $ 43,509 $ 695

Unregulated Energy 9,326 7,908 1,418

Other 175 513(338)

Total Operating Income 53,705 51,930 1,775

Other Income Net of Taxes 906 195 711

Interest Charges 9,000 9,146(146)

Income Before Taxes 45,611 42,979 2,632

Income Taxes 17,989 16,923 1,066

Net Income $ 27,622 $ 26,056 $ 1,566

Diluted Earnings Per Share $ 2.87 $ 2.73 $ 0.14

Business Highlights

Chesapeake generated strong earnings growth that offset warmer weather.

• Net Income of $27.6 million compared to $26.1 million

• Earnings Per Share of $2.87 compared to $2.73

• Growth in the energy businesses overcame lower energy consumption, as a result of warmer temperatures:

• Continued growth and expansion of the natural gas distribution systems

• Natural gas transmission growth from new services

• Higher retail margins per gallon from the propane operations

• Non-recurring items also contributed to the Company’s increased earnings

Reconciliation of 12/31/2011 Performance

(in thousands, except share and per share amounts)

	Pre-tax Income	Net Income	Weighted Shares O/S	Diluted EPS
2010 Reported Results	$ 42,979	$ 26,056	9,582,374	$ 2.73
Increased Margins:				
Eastern Shore TETCO expansion	2,028	1,184	9,582,374	0.12
Eastern Shore other new transportation services, net of decontracting	886	518	9,582,374	0.05
Eastern Shore increase in rates	409	239	9,582,374	0.02
Delmarva NG large commercial/industrial growth	1,162	690	9,582,374	0.07
Delmarva NG residential growth	429	255	9,582,374	0.03
Florida NG growth, including Indiantown acquisition in August 2010	771	474	9,582,374	0.05
Propane distribution margin per gallon increase	2,248	1,381	9,582,374	0.14
Lower energy consumption, due primarily to warmer temperatures	(5,233)	(3,168)	9,582,374	(0.33)
	2,700	1,573	9,582,374	0.15
Increased Other Expenses:				
Increased depreciation/asset removal costs from regulated assets	(1,232)	(732)	9,582,374	(0.08)
Eastern Shore pipeline integrity costs	(403)	(239)	9,582,374	(0.02)
Increased vehicle fuel costs	(621)	(376)	9,582,374	(0.04)
Additional legal costs as a result of an electric franchise dispute	(537)	(330)	9,582,374	(0.03)
	(2,793)	(1,677)	9,582,374	(0.17)
Unusual Items:				
Florida regulatory reserve	1,500	921	9,582,374	0.10
Sales and gross receipts taxes	959	589	9,582,374	0.06
Absence of merger-related costs in 2011	660	395	9,582,374	0.04
Proceeds from litigation settlement with a major propane supplier	575	342	9,582,374	0.04
Gain from the sale of Internet Protocol address asset	553	331	9,582,374	0.03
Severance and pension settlement charges	(1,284)	(777)	9,582,374	(0.08)
BravePoint's decline in operating income due to a new product launch	(858)	(527)	9,582,374	(0.05)
Absence of reserve for propane litigation settlement	460	283	9,582,374	0.03
	2,565	1,557	9,582,374	0.17
Net other changes:	160	98	9,582,374	0.01
Subtotal	45,611	27,607	9,582,374	2.89
Tax rate adjustment		15	9,582,374	0.00
Weighted average share adjustment			9,651,058	(0.02)
2011 Reported Results	**$ 45,611**	**$ 27,622**	**9,651,058**	**$ 2.87**

Based upon adjusted EPS, year-to-date earnings growth is 5.4%.

	2011	2010
Diluted EPS	$ 2.87	$ 2.73
Less: Amortization of Premium and Transition/Transaction Costs	(0.15)	(0.15)
Adjusted EPS after Amortization	$ 2.72	$ 2.58

CHESAPEAKE UTILITIES CORPORATION

19

Our Long-Term Performance

Capital Expenditures

$90,000 $88,500

$80,000

$70,000

$60,000 $46,955 $44,432

Thousands $50,000

$40,000 $30,142 $30,844 $26,294

$30,000

$20,000

$10,000

$-

2007 2008 2009 2010 2011 2012 Budget

Natural Gas Distribution Natural Gas Transmission Propane Electric Advanced Information Services and Other

Capital Expenditures

• We have invested approximately $179 million over the last 5 years

• We are budgeted to invest $88.5 million in capital expenditures in 2012

• We target to invest approximately $55 million in projects that meet or exceed our hurdle rates with the objective of sustaining the earnings growth rate

Consistent Returns

• While making these investments and acquiring FPU, we have maintained ROEs between 11.2-11.6%

• We have generated consistent returns despite pressure on the regulated side to reduce allowable returns

• 5 year average ROE ending 2011 was 11.4%

Net Income & Diluted EPS

$2.73 $2.87

$2.15 $27,622

$1.76 $1.949 $1.98 $26,056

$15,897

$13,218 $13,607

$10,748

2006 2007 2008 2009 2010 2011

Net Income from Continuing Operations (in thousands) Diluted EPS

Record EPS for 5th Consecutive Year

• 2011 growth in diluted EPS of 5.1%

• Cumulative 5-year growth in diluted EPS of 63.1%

• 5 year annual growth rate in EPS of more than 10%

15% Return on Equity

13%

11%

9% 11.5% 11.2% 11.2% 11.6% 11.6%

7%

5%

3%

1%

2007 2008 2009 2010 2011

Total Capitalization

We are strongly capitalized, enabling us to make the capital investments to continue to capture new growth.

Shareholders’ Equity Long-Term Debt Short-Term Debt

(in thousands)

$400,000

$34,707

$350,000 $30,023 $63,958

$300,000 $118,841

$134,113 $98,858

$250,000

$33,000

$200,000 $45,664

$93,078

$150,000 $70,912

$226,239 $240,780

$100,000 $209,781

$50,000 $119,576 $123,073

$0

2007 2008 2009 2010 2011

Equity/Permanent Capitalization 62.8% 56.9% 61.0% 69.6% 67.0%

Equity/Total Capitalization 50.6% 49.4% 56.1% 58.2% 61.1%

*$29.1 million of FPU’s long-term debt was redeemed and was temporarily financed with short-term debt. This short-term debt was refinanced with CPK unsecured senior debt in 2011

Our Dividend

Chesapeake has paid a dividend for 51 50 consecutive years

We have increased our dividend over 4.5% (on an annualized basis) in each of the last two years

Over the last five years, our annual earnings growth of 9.6% has exceeded our compound average annual dividend growth of 3.5%

2011 dividend payout ratio was approximately 48%

We are committed to dividend growth that is supported by earnings growth.

5 year CAGR Dividend Growth = 3.5%

Dividend Payout Ratio

100%

90%

80%

70%

60%

50%

40%

30%

20%

10%

0%

$1.16

$1.18

$1.22

$1.26

$1.32

$1.38

$1.40

$1.20

$1.00

$0.80

$0.60

$0.40

$0.20

$0.00

2006

2007

2008

2009

2010

2011

Annualized Dividend PerShare

Dividend Payout Ratio

Annualized Dividend

* Future dividends are at the discretion of the Board and are based upon a number of factors, including achieved and expected earnings growth.

Delivered Results for Our Shareholders

Over the long-term, our shareholders have earned over 11% annually on their Chesapeake investment.

Average Annual Shareholder Return

(Investment of $10,000 at the beginning of the period)

15.43%

12.71%

11.26% 11.94%

7.91%

1 Year 3 Years 5 Years 10 Years 19 Years*

*Represents time stock has been traded on NYSE

Delivered Results for Our Shareholders

If an investor made an initial investment of $10,000 in 1992, that investment would represent a value of over $85,000 today.

Total Shareholder Return

(Investment of $10,000 at the beginning of the period) $85,191

$58,371

$27,918 $33,085

$15,476 $15,378 $16,105 $17,046

3 Years 5 Years 10 Years 19 Years*

Industry Peer Group Median CPK

*Represents time stock has been traded on NYSE.

Continuing to drive shareholder value

We have delivered results to our shareholders and aspire to new opportunities every day.

OUR TRACK RECORD OPPORTUNITIES FOR GROWTH OUR TEAM

Over the last ten years we We continue to see opportunities We are continuing to have been aggressively for growth and are aggressively strengthen our team.

growing and creating trying to develop those

shareholder value. opportunities.

ENGAGEMENT STRATEGIC PLANNING PROCESS FINANCIAL DISCIPLINE

We are continuing to focus on We are continuing to employ our We are continuing to be employee, customer and strategic planning process that financially disciplined.

community engagement. challenges us to think bigger or

larger.

Thank you.

Questions?

Michael P. McMasters Beth W. Cooper

Senior Vice President and Chief

President and Chief Executive Officer Financial Officer

Appendices

Business Structure

Chesapeake Utilities Corporation

- **Regulated Energy**
  - **Natural Gas Distribution**
    - Chesapeake Utilities
    - Central Florida Gas
    - Florida Public Utilities Company
  - **Natural Gas Transmission**
    - Eastern Shore Natural Gas Company
    - Peninsula Pipeline Company, Inc.
  - **Electric Distribution**
    - Florida Public Utilities Company
- **Unregulated Energy**
  - **Propane Distribution**
    - Sharp Energy, Inc.
    - Sharpgas, Inc.
    - Florida Public Utilities Company
    - Flo-Gas Corporation
  - **Propane Wholesale Marketing**
    - Xeron, Inc.
  - **Natural Gas Marketing**
    - Peninsula Energy Services Company, Inc.
- **Other**
  - **Advanced Information Services**
    - BravePoint, Inc.
  - **Intercompany Real Estate and Other**
    - Skipjack, Inc.
    - Eastern Shore Real Estate, Inc.
    - Chesapeake Investment Company

CHESAPEAKE UTILITIES CORPORATION
A-2

Geography Diversity

2011 Investment by Region

as of 12/31/11 Other, 2.9%

Florida,

41.6% Delmarva,

55.5%

2011 Margin by Region

Other, 4.0%

Florida, Delmarva,

48.3% 47.7%

We have sizable operations in two different geographic areas – on the Delmarva

Peninsula and in Florida. This has created weather, customer, economic and regulatory diversification.

Our Foundation

We are continuing to grow earnings from a stable utility foundation.

We are continuing to invest in related businesses and services.

We are continuing to seek opportunities to generate returns greater than traditional regulated returns.

Our Team

• Management team is diverse and committed to success

• Employees challenge each other, work well together as a team and care about each other, our customers and the communities we serve

• Mixture of long-term employees and employees with experience at other energy and utility companies

• Board is made up of experienced professionals with diverse backgrounds

Our Strategic Planning Process

• Integrated process that includes the entire leadership team

• Pursuit of goals that cannot be achieved by continuing status quo

• We look 5 years out to identify opportunities to grow at rates 5 to 10 times industry averages

• We look hard at how we are providing service to our customers, managing our resources, and growing our business

Our Financial Discipline

• Establishment and pursuit of target returns to achieve long-term earnings growth

• Diligent capital investment evaluation process

• Targeted capital structure and dividend policy

• Risk management

Our Strategic Planning Process

Leadership Vision & Branding

Empowering

& Engaging our Team

Connecting with our Customers

Engaging our Communities & Government

Long-Term Sustainable Growth

Strategic Plan Components

ESNG Rate Case Settlement

Key Events

• Eastern Shore filed a base rate case with the FERC on December 30, 2010

• The parties reached an agreement in principle related to the settlement of the rate case

• Eastern Shore filed the settlement agreement with the FERC on November 7, 2011

• FERC approved the rate case settlement on January 24, 2012

Net Impact of the Settlement

Annual

Revenue Impact

July 2011 Rate Increase $805,000

15,000 dts of Receipt Point Service increase on $1,380,204(1)

11-01-2011

Receipt Point Rate Reduction from $7.6678 to($1,380,204)(2)

$4.3816

5,000 dts of Receipt Point Service increase on $262,896

11-01-2012

1. Chesapeake previously disclosed that the phase-in of the TETCO capacity from 20,000 to 35,000 dts on November 1, 2011 would increase annual margin from $2.4 million to $3.9 million.

2. The proposed rate reduction offsets the gain (shown in (1)) that would have been experienced with the 15,000 dt increase in service.

Expanded Delmarva Natural Gas Service Map

A-77

Cecil County Expansion

Worchester County Expansion

Approval of Recovery of Acquisition Premium and Merger-Related Costs

Chesapeake requested the recovery of approximately $34.2 million in acquisition premium and $2.2 million in merger-related costs Chesapeake had to satisfy the PSC’s five-factor test In January of 2012, the Public Service Commission approved recovery of the acquisition premium and merger-related costs. As a result of the approval:

• We will be able to include the acquisition premium and merger-related costs in our cost and investment, when determining our rates for service

• Amortization expense will be recorded and also included in the calculation of our rates

Acquisition premium amortized over 30 years Merger-related costs amortized over 5 years

Amortization expense of :

• $2.4 million annually ($1.4 million, net of tax in 2012 and 2013)

• $2.3 million ($1.4 million, net of tax in 2014)

• $1.8 million ($1.1 million, net of tax annually thereafter until 2039)

Longer-term, the inclusion of the acquisition premium in the Company’s rate base and the recovery of the acquisition premium and merger-related costs through amortization expense, will increase the Company’s earnings and cash flows above the levels that would have otherwise been achieved

No recovery would have meant lower earnings.

2011 Florida Merger Benefits

Customer Experience initiative setting service quality standards: 70% reduction in pre-merger PSC complaints Customer satisfaction ratings are above industry norm and improving Process re-engineering is on-going Synergies to support the come-back filing were achieved; O&M costs per customer continue to trend down Aggressive gg sales and marketing efforts are capturing growth in commercial markets Chesapeake’s strategic planning process is harvesting new growth opportunities, i.e., Nassau County Greater focus on propane operations and potential for expansion throughout the state Restructuring propane rates contributing to increased propane margins

FLORIDA NATURAL GAS & ELECTRIC PRESENCE

ELECTRIC

NATURAL GAS

NATURAL GAS AND ELECTRIC